ACCOUNT CONTROL AGREEMENT

ACCOUNT CONTROL AGREEMENT

April 28th, 2010

CITIBANK EUROPE PLC, a banking corporation organized and existing under the laws of the Republic of Ireland (the “Secured Party”); FLAGSTONE CAPITAL MANAGEMENT LUXEMBOURG SICAF FIS, a corporation organized and existing under the laws of Luxembourg (the “Customer”); and JPMORGAN BANK LUXEMBOURG S.A. (the “Bank”) hereby agree as follows:

PRELIMINARY STATEMENTS

1.	The Customer is a Specialised Investment Fund organized under the Luxembourg law of 13 February 2007 relating to specialized investment funds (“FIS law”).

2.
The Bank acts as depositary to the Customer in accordance with FIS law and qualifies as a financial sector professional in accordance with the Luxembourg law of 5 August 2005 on Financial Collateral Arrangements (“Collateral law”).

3.	In addition the Bank has established, at the request of the Customer, special custody accounts for Financial Instruments number in the name of the Customer (the “Securities Account”).

4.
The Customer has granted the Secured Party a security interest in the Securities Account pursuant to that certain Pledge Agreement, dated as of 28th April 2010, by and between the Customer and the Secured Party.

5.
The Secured Party and the Customer and the Bank, at the request of the Secured Party and the Customer, are entering into this Agreement to provide for the control of the Securities Account and to perfect the security interest of the Secured Party in the Securities Account.  It is understood that the Bank has no responsibility with respect to the validity or perfection of the security interest otherwise than to act in accordance with the terms of this Agreement.

DEFINITIONS

As used herein the following terms shall have the following meanings:

Business Day means a day (other than a Saturday or Sunday) on which the banks are generally open for business in Luxembourg and Dublin for the transaction of business of the nature required by this Agreement.

Collateral law shall mean the Luxembourg law of 5 August 2005 on Financial Collateral Arrangements.

Financial Instruments shall mean securities and financial instruments as defined by the same term in Art 1(8) of the Collateral law.

Payment Instruction shall mean a notification communicated to the Bank directing transfer or redemption of Financial Instruments to which the Secured Party has a security interest.

Pledged Collateral shall mean any Qualifying Collateral and any cash, time deposits or other cash credit balance which may be maintained in the Securities Account.

Qualifying Collateral shall mean Financial Instruments and claims as defined in Article 1 of the Collateral law and more specifically defined in Schedule 1 of the Pledge Agreement.

TERMS

Section 1.  The Securities Account.   (a) The Account is a Securities Account.  Assets subject to security interest currently maintained in the Securities Account do not reflect any Qualifying Collateral which are registered in the name of the Customer, payable to the Customer’s order, or specifically endorsed to the Customer, which have not been endorsed to the Bank or in blank.  To the Bank’s knowledge, the security entitlements arising out of the Qualifying Collateral carried in the Securities Account are valid and legally binding obligations of the Bank, and except for the claims and interest of the Secured Party and the Customer in the Securities Account (subject to any claim in favor of the Bank permitted under Section 2 hereof), the Bank has not been notified in writing of any claim to or interest in the Securities Account.

Section 2.   Pledged Collateral. The Secured Party and the Customer agree that all assets that are transferred into the Securities Account as Pledged Collateral shall be fully paid for and that all trade settlements of transactions for such securities shall be completed prior to transfer of such securities into the Securities Account as Pledged Collateral.  The Bank shall be entitled to reverse any cash credit previously made to the Securities Account due to error or the non-receipt of any income or divided distribution.

Section 3.  Priority of Lien.  The Bank hereby acknowledges the security interest granted to the Secured Party by the Customer.  The Bank hereby waives and releases all liens, encumbrances, claims and rights of setoff it may have against the Securities Account or any Pledged Collateral carried in the Securities Account, except that the Bank shall retain a lien on any Pledged Collateral in the Securities Account for the payment of its fees and for the payment of any Pledged Collateral credited to the Securities Account for which payment or reimbursement to the Bank has not been made or received.  The Bank will not agree with any third party to comply with Payment Instructions concerning the Securities Account originated by such third party without the prior written consent of the Secured Party and the Customer.

Section 4.  Control.  The Bank agrees that if at any time it shall receive from the Secured Party any Payment Instruction or other directives with respect to the Securities Account and the Pledged Collateral (each such Payment Instruction or directive, a “Secured Party Order”), the Bank will comply with such Secured Party Orders without further consent by the Customer. (Exhibit A attached hereto contains the names of persons authorized to give to the Bank Secured Party Orders and other directives regarding the Pledged Collateral on behalf of the Secured Party.)  Notwithstanding anything to the contrary contained herein, (i) upon the delivery by the Secured Party and receipt by the Bank of a written notice to the Bank in the form annexed hereto as Exhibit B, that the Secured Party is thereby exercising exclusive control over the Securities Account (such notice may be referred to herein as the “Notice of Exclusive Control”), the Bank will promptly cease complying with Payment Instructions or other directions concerning the Securities Account originated by the Customer or its representatives; and (ii) if at any time the Bank shall receive conflicting orders from the Secured Party and the Customer, the Bank shall follow the Secured Party Orders and not the orders or directives of the Customer.

Section 5.  Payment of Income; Voting Rights; Withdrawals.  Unless the Bank has received a Notice of Exclusive Control or a Secured Party Order to the contrary, the Bank shall (a) without further action by the Customer or Secured Party, (i) remit or make available to the Customer all interest, dividends and other income on the Qualifying Collateral in the Securities Account, and (ii) pursuant to the terms of the Securities Account agreement with the Customer, send to the Customer any proxies and other voting rights and corporate actions received by the Bank in respect of the Pledged Collateral and follow any instructions and directions from the Customer in respect of such proxies and rights, and (b) comply with each Payment Instruction and other directive received from the Customer.

Section 6.  Statements, Confirmations and Notices of Adverse Claims.  The Bank will send or make available by electronic means copies of all statements and confirmations concerning the Securities Account to each of the Customer and the Secured Party, at the address set forth in the heading of this Agreement or such other address or location as instructed by the Customer and the Secured Party.  Such statements will include (and will be made available to Customer and Secured Party by secure electronic medium no later than the close of next business day) a previous day’s detailed listing of unaudited valued securities holdings of all Pledged Assets, which listing shall be prepared, updated and available to each of the Customer and the Secured Party each component thereof and the aggregate value thereof as at close of business on the prior Depository Business Day (the “Daily Statement”).

The Bank (a) undertakes to provide a statement of holdings in the Securities Account by 9am GMT each day; (b) shall use its best endeavors to provide the Information no later than 9am GMT daily; and (c) undertakes in any event to provide the Information no later than 9am EST each day.  Such daily statements shall be prepared by the Bank utilizing the same pricing information and sources the Bank generally uses for this purpose and shall be sent by Bank via MT535 to CITIIE2X, or such other secure electronic medium the parties may agree upon from time to time, a statement in a form reasonably acceptable to the Bank.  If any person notifies the Bank of its assertion of any lien, encumbrance or adverse claim against the Securities Account or in any Financial Asset contained therein, the Bank will promptly notify the Secured Party and the Customer thereof.

(d)	The Bank will also within five Business Days of the date of this Agreement:

(i)
inform the Secured Party of a further method by which it will deliver the Daily Statement as a contingency in the case of failure relating to the method by which the Bank will usually deliver the Daily Statement, such contingent method to be agreed by the Secured Party; and

(ii)
provide the Secured Party with a list of persons and their accompanying contact details (which the Bank will update from time to time and provide to the Secured Party promptly after such update) with whom the Secured Party may liaise in respect of the Daily Statement.

(e)         Except for the claims and interests of the Secured Party, the Bank and the Customer, the Bank does not know of any lien on, or claim to, or interest in, the Securities Account or in any Pledged Asset.  If any person notifies the Bank of its assertion of any lien, encumbrance or adverse claim against the Securities Account or in the Pledged Collateral contained therein, the Bank will promptly notify the Secured Party and the Customer thereof.

(f)         All items of income, gain, expense and loss, if any, recognized in the Securities Account and all interest, if any, relating to the Securities Account, shall be reported to all state and local taxing authorities under the name and taxpayer identification number of the Customer

Section 7.  Responsibility of the Bank.  The Bank shall have no responsibility or liability to the Secured Party for executing settlements of Qualifying Collateral held in the Securities Account at the direction of the Customer or its authorized representatives, or complying with Payment Instructions or other directions concerning the Securities Account from the Customer or its authorized representatives, which are received by the Bank before the Bank has received, and had a reasonable opportunity to comply with, a Notice of Exclusive Control or other conflicting Payment Instruction or other directives delivered by the Secured Party.  The Bank shall have no responsibility or liability to the Customer for complying with a Notice of Exclusive Control or complying with Secured Party Orders.  The Bank shall have no duty to investigate or make any determination as to whether a default exists under any agreement between the Customer and the Secured Party and shall comply with a Notice of Exclusive Control or Secured Party Orders even if it believes that no such default exists.  This Agreement does not create any obligation or duty for the Bank other than those expressly set forth herein.

Section 8.  Standard of Care.  Notwithstanding any provision contained herein or in any other document or instrument to the contrary, neither the Bank nor any of its officers, employees or agents shall be liable for (i) following the instruction of the Secured Party and (ii) in all other respects, shall not be liable for any action taken or not taken by it (or them) under or in connection with this Agreement, except for the Bank’s (or their) own gross negligence or willful misconduct.  In no event shall the Bank be liable for indirect, special or consequential damages of any kind whatsoever (including lost profits and lost business opportunity) even if it is advised of the possibility of such damages and regardless of the form of action in which any such damages may be claimed.  Without limiting the foregoing, and notwithstanding any provision to the contrary elsewhere, the Bank and its officers, employees and agents:

(a)           shall have no responsibilities, obligations or duties other than those expressly set forth in this Agreement, and no implied duties, responsibilities or obligations shall be read into this Agreement against the Bank; without limiting the foregoing, the Bank shall have no duty to preserve, exercise or enforce rights in the Pledged Collateral (against prior parties or otherwise);

(b)           may in any instance where the Bank determines that it lacks or is uncertain as to its authority to take or refrain from taking certain action, or as to the requirements of this Agreement under any circumstance before it, delay or refrain from taking action unless and until it has received instructions from the Secured Party or advice from legal counsel (or other appropriate advisor), as the case may be;

(c)           so long as it and they shall have acted (or refrained from acting) in good faith, shall not be liable for any error of judgment in any action taken, suffered or omitted by, or for any act done or step taken, suffered or omitted by, or for any mistake of fact or law, unless such action constitutes gross negligence or willful misconduct on its (or their) part;

(d)           may consult with legal counsel selected by it (or other experts for the Secured Party or the Customer), and shall not be liable for any action taken or not taken by it or them in good faith in accordance with the advice of such experts;

(e)           will not be responsible to the Secured Party for any statement, warranty or representation made by any party other than the Bank in connection with this Agreement;

(f)           will have no duty to ascertain or inquire as to the performance or observance by the Customer of any of the terms, conditions or covenants of any security agreement with the Secured Party;

(g)           will not be responsible to the Secured Party or the Customer for the due execution, legality, validity, enforceability, genuineness, effectiveness or sufficiency of this Agreement, (provided, however, that the Bank warrants below that the Bank has legal capacity to enter into this Agreement);

(h)           will not incur any liability by acting or not acting in reliance upon any notice, consent, certificate, statement or other instrument or writing believed by it or them to be genuine and signed or sent by the proper party or parties;

(i)           will not incur liability for any notice, consent, certificate, statement, wire instruction, telecopy, or other writing which is delayed, canceled or changed without the actual knowledge of the Bank;

(j)           shall not be deemed to have or be charged with notice or knowledge of any fact or matter unless a written notice thereof has been received by the Bank at the address and to the person designated in (or as subsequently designated pursuant to) this Agreement;

(k)           shall not be obligated or required by any provision of this Agreement to expend or risk the Bank’s own funds, or to take any action (including but not limited to the institution or defense of legal proceedings) which in its or their judgment may cause it or them to incur or suffer any expense or liability; provided, however, if the Bank elects to take any such action it shall be entitled to security or indemnity for the payment of the costs, expenses (including but not limited to attorneys’ fees) and liabilities which may be incurred therein or thereby, satisfactory to the Bank;

(l)           shall not incur any liability for acts or omissions of any domestic or foreign depository or book-entry system for the central handling of Qualifying Collateral or any domestic or foreign custodian or subcustodian; and

(m)           shall not be responsible for the title, validity or genuineness of any Financial Asset in or delivered into the Securities Account.

Section 9.  Indemnification of the Bank.

(a)  The Customer agrees to indemnify and hold the Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (collectively “Losses”) that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any Payment Instructions, Secured Party Orders, instructions or other directions upon which the Bank is authorized to rely pursuant to the terms of this Agreement.

(b)  In addition to and not in limitation of paragraph (a) immediately above, the Customer also agrees to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of the Bank’s performance under this Agreement, provided the Indemnitees have not acted with gross negligence or engaged in willful misconduct.

(c)           The Secured Party agrees to indemnify and hold the Indemnitees harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any Payment Instructions, Secured Party Orders, instructions or other directions of the Secured Party upon which the Bank is authorized to rely pursuant to the terms of this Agreement.

(d) The foregoing indemnifications shall survive any termination of this Agreement

Section 10.  Compliance with Legal Process and Judicial Orders.  If any Pledged Collateral subject to this Agreement are at any time attached or levied upon, or in case the transfer, delivery, redemption or withdrawal of any such Pledged Collateral shall be stayed or enjoined, or in the case of any other legal process or judicial order affecting such Pledged Collateral, the Bank is authorized to comply with any such order in any matter as the Bank or its legal counsel reasonably deems appropriate.  If the Bank complies with any process, order, writ, judgment or decree relating to the Pledged Collateral subject to this Agreement, then the Bank shall not be liable to the Customer or the Secured Party or to any other person or entity even if such order or process is subsequently modified, vacated or otherwise determined to have been without legal force or effect.

Section 11.  Force Majeure.  The Bank shall not be responsible for delays or failures in performance resulting from acts beyond its control.  Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.

Section 12.  Representations.  Each of the parties represents and warrants that (i) it is duly incorporated or organized and is validly existing in good standing in its jurisdiction of incorporation or organization, (ii) the execution, delivery and performance of this Agreement and all documents and instruments to be delivered hereunder or thereunder have been duly authorized, (iii) the person executing this Agreement on its behalf has been duly authorized to act on its behalf, (iv) this Agreement constitutes its legal, valid, binding and enforceable agreement, and (v) its entry into this Agreement will not violate any agreement, law, rule or regulation by which it is bound or by which any of its assets are affected.

Section 13.  Customer Agreement. In the event of a conflict between this Agreement and any other agreement between the Bank and the Customer relating to the Securities Account, the terms of this Agreement will prevail, and in all other respects the terms of the other agreement relating to the Securities Account shall apply with respect to any matters not covered by this Agreement.  Regardless of any provision in any such agreement, Luxembourg shall be deemed to be the Bank’s location for the purposes of this Agreement and the perfection and priority of the Secured Party’s security interest in the Securities Account.

Section 14.  Termination.  The rights and powers granted herein to the Secured Party have been granted in order to perfect its security interest in the Securities Account, are powers coupled with an interest and will neither be affected by the bankruptcy of the Customer nor by the lapse of time.  The obligations of the Bank under this Agreement shall continue in effect until (i) the date on which the security interest of the Secured Party in the Securities Account has been terminated and the Secured Party has notified the Bank of such termination in writing, or (ii) this Agreement is terminated pursuant to the terms hereof.  Any of the parties may terminate this Agreement upon 30 days’ prior written notice to both of the other parties hereto; provided, however, that any Pledged Collateral which have not been released by the Secured Party at or prior to the time of termination shall be transferred to a substitute bank designated by the Customer and acceptable to the Secured Party.  The provisions of Sections 7 and 8 shall survive the termination of this Agreement.

Section 15.  Entire Agreement.  This Agreement and the exhibits hereto and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations.  There are no oral conditions precedent to the effectiveness of this Agreement.

Section 16.  Amendments.  No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 17.  Severability.  If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

Section 18.  Successors.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.  The Secured Party may assign its rights hereunder only with the express written consent of the Bank and by sending prior written notice of such assignment to the Customer.  The Customer shall not assign any right, title or interest hereunder.  The terms of this Agreement shall be binding on and shall apply to any successor account to the Securities Account.

Section 19.  Rules of Construction.  In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word “or” is disjunctive but not exclusive.  The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience.  They do not define, limit or describe the scope or intent of the provisions of this Agreement.

Section 20.  Notices.  Any notice, request, Payment Instruction or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means (acceptable to the Bank, if to the Bank) and electronic confirmation of error free receipt is received, or after being sent by certified or registered United States mail, return receipt requested, postage prepaid:

If to the Bank:

JPMORGAN BANK LUXEMBOURG S.A.
Address: 6 Route de Trèves, L-2633 Senningerberg, Luxembourg
Attention: Charles Tuzzolino
Telephone: (212) 552-2309
Telecopier: (212) 552-2479

If to the Customer:

Flagstone Capital Management Luxembourg SICAF FIS
37 Val St Andre
L-1128 Luxembourg,
Attention: Alexandre Simon
Telephone: +352 273 515 01
Telecopier: +352 273 515 30

If to the Secured Party:

CITIBANK EUROPE PLC
Insurance Letter of Credit Department
1 North Wall Quay
IFSC
Dublin 1
Ireland

Attention:  Peadar Mac Canna
Telephone: +353 1 622 4567

Section 21.  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

Section 22.  Choice of Law.  This Agreement shall be governed by and construed in accordance with the laws of the Luxembourg and the Securities Account and security entitlements shall be governed by the laws of Luxembourg regardless of the location of any Financial Instrument and shall be binding on the parties hereto and their respective successors and assigns.  Regardless of any provision in any other agreement, for purposes of the Collateral law, Luxembourg shall be the jurisdiction of the Bank.

Section 23.  Fees.  The Customer shall pay to the Bank the compensation agreed upon in writing from time to time and any other includable expenses incurred in connection herewith.

Section 24.  Consent to Jurisdiction and Service.  The Secured Party and the Customer each hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts of Luxembourg in connection with any actions or proceedings brought against the Secured Party or the Customer by the Bank or by the Secured Party or the Customer against the Bank and arising out of or relating to this Agreement.  Each party hereto hereby irrevocably waives any objection on the grounds of venue, forum non conveniens, or any similar grounds, and irrevocably consents to service of process by mail or in any other manner permitted by Luxembourg law.

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date set forth above.

CITIBANK EUROPE PLC (Secured Party):

By:

Name:

Title:

FLAGSTONE CAPITAL MANAGEMENT SICAF FIS (Customer) :

By:

Name:

JPMORGAN BANK LUXEMBOURG S.A (Bank):

By:

Name:

Title:

EXHIBIT A

List of names of signers on behalf of Secured Party

Names of persons authorized to give to the Bank Payment Instructions and other directives regarding the Pledged Collateral on behalf of the Secured Party.

(In addition to the persons named below, Bank shall regard all Payment Instructions and other directions, including all Notices of Exclusive Control (defined below), regarding the Pledged Collateral which are sent via SWIFT from Secured Party to Bank as duly authorized by the Secured Party.)

[List of Signatories]

EXHIBIT B

[to be placed on Secured Party’s Letterhead]

NOTICE OF EXCLUSIVE CONTROL

________________, 2010

JPMorgan Bank Luxembourg S.A.
[Address]_______________
________________________
________________________
Attention:______________

Re:
Account Control Agreement dated as of October    , 2008____ (the “Agreement”), among CITIBANK EUROPE PLC, as Secured Party, FLAGSTONE CAPITAL MANAGEMENT LUXEMBOURG SICAF FIS, as Customer, and JPMorgan Bank Luxembourg S.A., as Bank, relating to Collateral Account No.__________

Ladies and Gentlemen:

This constitutes the Notice of Exclusive Control referred to in the above referenced Agreement.

CITIBANK EUROPE PLC

By:_____________________
Name:
Title: